ADVISORS DISCIPLINED TRUST 1812

                          SUPPLEMENT TO THE PROSPECTUS

     Reynolds American Inc. (NYSE: RAI) has merged with and into British American Tobacco p.l.c. (NYSE: BTI). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Core Angels Portfolio, Series 2017-2 now includes shares of British American Tobacco p.l.c. and will no longer include shares of Reynolds American Inc.

     Supplement Dated:  July 25, 2017










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